Exhibit 99.1

Annual Meeting of Shareholders John W. Eaves, President & CEO Saint Louis April 24, 2014

Slide 2 Forward-Looking Information This presentation contains “forward-looking statements” – that is, statements related to future, not past, events. In this context, forward-looking statements often address our expected future business and financial performance, and often contain words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” or “will.” Forward-looking statements by their nature address matters that are, to different degrees, uncertain. For us, particular uncertainties arise from changes in the demand for our coal by the domestic electric generation industry; from legislation and regulations relating to the Clean Air Act and other environmental initiatives; from operational, geological, permit, labor and weather-related factors; from fluctuations in the amount of cash we generate from operations; from future integration of acquired businesses; and from numerous other matters of national, regional and global scale, including those of a political, economic, business, competitive or regulatory nature. These uncertainties may cause our actual future results to be materially different than those expressed in our forward-looking statements. We do not undertake to update our forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law. For a description of some of the risks and uncertainties that may affect our future results, you should see the risk factors described from time to time in the reports we file with the Securities and Exchange Commission.

We’re making progress toward our safety, environmental and financial goals Slide 3 Notable accomplishments in 2013 Achieved second-lowest safety incident rate in company history Delivered ACI’s second-best environmental compliance rate Reduced capital expenditures and regional unit costs in 2013 vs. 2012 19% improvement 25% Capex 3-5% Unit Costs 30% improvement

First quarter 2014 results • Continue to manage what we can control – Reducing cost-per-ton guidance in Appalachia and Bituminous Thermal – Strong start-up of the Leer mine – Increased commitments at West Elk – Prudently managing capital expenditures – Earned 12 state safety and environmental awards • U.S. thermal markets improving • Metallurgical markets continue to be challenging – Reducing full year met coal sales estimate • Financial results – $736 million in sales revenues – Adjusted EBITDA of $27.6 million – Liquidity of $1.4 billion with over $1.1 billion in cash Slide 4 As of April 22, 2014

Our mine portfolio underscores the value of diversity Slide 5 Powder River Basin Appalachian Region Bituminous Thermal Powder River Basin • Second largest PRB coal producer and reserve holder • Expect domestic market demand to grow • Available capacity to bring back volume as demand returns Appalachian Region • Emphasis on strong and growing metallurgical coal franchise • Roughly half of our Appalachian volumes are sold into met markets • Arch’s coking coal quality has improved with addition of new Leer mine Appalachian Region Bituminous Thermal • Broad domestic and international customer base • Low-cost, low chlorine assets in Illinois, including 49% equity state in Knight Hawk • Fully permitted Lost Prairie reserve represents future growth opportunity in Illinois Basin

Slide 6 Arch completes start-up of Leer longwall, boosts coking coal product offering • Completed start-up of new $400 million Leer longwall mining complex in Northern Appalachia • A majority of 400-person Leer workforce has prior company experience • Overall cash costs per ton should improve in Appalachian region with addition of Leer

2012 2013 Arch’s strong cost containment and process improvement initiatives are yielding results • Demonstrating the success of process improvement initiatives • Controlling consumable costs (i.e. diesel, explosives) • Reducing contractor and overtime labor costs • Decreasing parts and supplies expense as well as carrying costs of inventory • Right-sizing operations Slide 7 Powder River Basin (cash costs per ton) 2012 2013 $11.19 $10.65 $0.54 per ton reduction Appalachia (cash costs per ton) $69.46 $67.00 $2.46 per ton reduction

Taking decisive action to enhance our financial and competitive position Slide 8 • Sale of noncore assets unlocks incremental value – Canyon Fuel sale completed in August 2013 for $423 million in cash – Recent ADDCAR Systems and Hazard Mining Complex sales in 2014 collectively generated $47* million and reduced reclamation liabilities • Capital spending of between $180-190 million** in 2014 is approximately $100 million lower than 2013 and $200 million lower than 2012 *Proceeds net of post-closing adjustments **As given on 4/22/14 inclusive of land payments

• Refinancing transactions in 2013 bolstered liquidity without increasing cost of capital • No significant debt maturities until 2018 • Arch has successfully amended terms in its existing senior secured revolving credit facility – Provides additional covenant flexibility – Arch has expanded access to its revolver Slide 9 Arch has built a strong liquidity position, primarily in cash, to withstand ongoing market challenges Available borrowings Cash & investments 2009 2010 2011 2012 Total Liquidity (at 12/31, in millions) $1,428 2013 $691 $1,062 $1,113 $1,382 1Q14* $1,380 *At 3/31/14

We’re successfully navigating current coal markets – and well positioned for an eventual recovery Arch’s diversified operations, balanced product portfolio, competitive cost structure and enhanced liquidity position will allow it to emerge as an even stronger player as the market recovers Flexible Capital Structure Current Focus • Manage capital • Control costs • Rationalize supply • Maximize value of asset base As Cycle Turns • Reduce leverage • Invest in the business via organic and strategic growth • Maximize value of asset base Slide 10

Coal Market Update

Slide 12 Sources: Blast Furnace Iron Production (in millions of tonnes) World Steel Association, CRU and ACI 418 524 576 801 1,035 1,210 90 95 00 05 10 14E Growth in global steel consumption will continue to drive metallurgical coal use • Blast furnace output expected to reach 1.2 billion tonnes in 2014, more than doubling since 2000 • Global steel consumption projected to total 1.4 billion tonnes in 2018 • Metallurgical coal supply growth has outpaced demand, but investment in new capacity is slowing due to low seaborne pricing • New metallurgical coal supply coming online likely peaked in 2013

Slide 13 Nations around the world are building coal-based power plants to fuel electricity needs Africa Europe CIS Countries Other Asia 33 Latin America 1 China 66 71 India 12 12 3 Under construction* 198 GW 584 mm tonnes Planned by 2018* 242 GW 714 mm tonnes New Coal-Fueled Generation Coming Online by 2018 Capacity under construction, in GW, from 2014-2018 Online in 2014 105 GW 310 mm tonnes Sources: ACI and Platts International *Includes capacity expected to come online in 2014 Online in 2013 133 GW 392 mm tonnes

Slide 14 U.S. coal exports retracing currently, but remain at historically high levels • We expect U.S. coal to play an increasingly important role in global coal supply in the years ahead • Arch is focused on expanding our participation in global markets over time Sources: Department of Commerce and ACI U.S. Coal Exports (in millions of tons) 0 20 40 60 80 100 120 140 Thermal Metallurgical

Slide 15 In the U.S., thermal coal consumption has rebounded after several years of decline • Weak power demand, lower natural gas prices and increasing regulatory pressures have cut into coal consumption • Higher natural gas prices in 2013-2014 have spurred generators to run coal plants harder • Thermal coal consumption increased 33 million tons in 2013 and appears likely to increase again in 2014 Sources: EIA, Arch estimates 1099 982 1028 982 869 902 931p 2008 2009 2010 2011 2012 2013 2014P U.S. Thermal Coal Consumption (in millions of tons)

162 190 175 175 205 185 148 2008 2009 2010 2011 May 2012 2012 2013 U.S. coal stockpiles ended 2013 below the five-year average; lowest year-end level since 2006 Slide 16 Sources: EIA, EVA and ACI Estimated Coal Stockpile Levels at U.S. Power Generators (in millions of tons, at December 31) 57 million ton decline from peak levels • After peaking in May 2012, coal stockpiles at U.S. generators declined to 148 million tons in December 2013, the lowest year-end level since 2006 • Another 35+ million ton drop in stockpiles during 2014 would bring inventories down to levels not seen since 2005

ArchCoal
Powering the Working World.

# About 60 GW of coal-based capacity to retire by 2018, which is headwind, but excess capacity could be an offset

**Coal Consumption for Power Generation**
(based on 2013 data)


~ 85 million tons
~10 million tons*
765 million tons
Coal Consumed at Surviving Plants
Coal Consumed at Plants Expected to Retire, including Arch Supplied Tons
Coal Supplied by Arch to Plants Expected to Retire

**Average Coal Plant Utilization**
(Capacity factors)


2007
2013
73%
100
million tons
~63%
~37%
All coal units
~260 GW surviving post 2018
~60 GW retiring by 2018

Sources: Wood Mackenzie, SNL, Ventyx and ACI

*Excluding Canyon Fuel

Slide 17

Severe winter temperatures have focused greater attention on coal’s important role in energy mix • Price spikes served as reminder that fuel diversity and reliability have value • AEP and Southern Company stated ~90% of coal plants to be retired were needed this past winter to fulfill demand • While power demand was high this winter, the U.S. actually is a summer-peaking country Slide 18 Sources: NYMEX & Argus Coal Daily PJM January and July Peak Average Load (Capacity factors)

Slide 19 Even with retirements, there will still be a big market for thermal coal in the U.S. Sources: EIA, EVA, SNL, PIRA, IHS/CERA, WoodMac, ACI Projected U.S. Thermal Coal Consumption in 2020 (in millions of tons) 947 892 838 1,004 918 943 Forecast 5 Forecast 4 Forecast 3 Forecast 2 Forecast 1 EIA • Even with retirements, we expect a very sizable domestic market for thermal coal in 2020 • Arch’s position in lowcost PRB, as well as organic growth potential in Illinois, should prove to be advantageous ACI Forecast: 895

Slide 20 Arch is promoting coal’s importance through a wide range of initiatives • Through the Partnership for a Better Energy Future, we are working with industries that represent 80% of U.S. economy in support of a vital role for coal • Through association-led and direct efforts, we are engaging consumers, labor and air authorities at the state level • Through the Alliance for Northwest Jobs and Exports, we are supporting regional efforts to establish new port capacity on the West Coast • Through the National Carbon Capture Center and other initiatives, we are supporting the development of near-zero-emission coal technologies

Arch is flexible and well-positioned to evolve along with markets Slide 21 • Arch is holding the line on costs, containing capital spending and proactively managing liquidity • Arch is executing on its strategic plans to monetize non-core assets and increase financial flexibility • Arch is poised to capture upside as global coal markets recover • Arch’s asset base is well positioned with a strategic focus on regions with high growth, good margins and stable cash flows: – A strong PRB franchise – An expanding metallurgical coal platform – A bituminous thermal segment serving both the domestic and seaborne coal trade